UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 2, 2022
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Sunrun Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on June 2, 2022 via a virtual-only meeting format. The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2022. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of three nominees to serve as Class I directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified. The votes were cast as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Lynn Jurich	91,833,776	60,404,471	18,992,522
Alan Ferber	88,339,313	63,898,934	18,992,522
Manjula Talreja	148,116,126	4,122,121	18,992,522

Lynn Jurich, Alan Ferber, and Manjula Talreja were duly elected as Class I directors.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes were cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
168,505,505	2,528,756	196,508	0

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022.

Proposal 3: Advisory vote on the compensation of named executive officers. The votes were cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
120,526,908	31,252,806	458,533	18,992,522

On an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement was approved by the stockholders.

Proposal 4: Vote on a stockholder proposal relating to the preparation of a public report on the use of concealment clauses in the context of harassment, discrimination and other unlawful acts. The votes were cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
148,465,205	2,786,736	986,306	18,992,522

The stockholder proposal relating to the preparation of a public report on the use of concealment clauses in the context of harassment, discrimination and other unlawful acts was approved.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: June 7, 2022